SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
-------------------------------------------------------------------------------
                      NOVEMBER 26, 2003 (NOVEMBER 26, 2003)



                          CHESAPEAKE ENERGY CORPORATION
-------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



         OKLAHOMA                    1-13726                  73-1395733
-------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File No.)       (IRS Employer
        of incorporation)                                  Identification No.)


   6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA             73118
-------------------------------------------------------------------------------
       (Address of principal executive offices)                 (Zip Code)



                                 (405) 848-8000
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

Chesapeake Energy Corporation  ("Chesapeake") issued a Press Release on November
26. 2003. The following was included in the Press Release:


              CHESAPEAKE ENERGY CORPORATION ANNOUNCES COMPLETION OF
                6.875 % SENIOR NOTES OFFERING; ACCEPTANCE OF 8.5%
                     SENIOR NOTES TENDERED FOR EARLY PAYMENT

OKLAHOMA CITY, NOVEMBER 26, 2003 - Chesapeake Energy Corporation (NYSE:CHK) today announced that it has completed its private placement of $200,000,000 of 6.875% Senior Notes due January 15, 2016. Chesapeake used a portion of the proceeds from this sale to purchase $104,845,000 principal amount of its outstanding 8.5% Senior Notes due 2012 (the "2012 Notes") tendered for early payment pursuant to its previously announced cash tender offer for any and all of the 2012 Notes. The principal amount of $5,824,000 of the 2012 Notes remains outstanding and subject to the tender offer, which is scheduled to expire at 12:00 midnight, Eastern Standard Time, on December 10, 2003, unless extended.



THE 6.875% SENIOR NOTES SOLD BY CHESAPEAKE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM REGISTRATION REQUIREMENTS. THIS PRESS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE.

CHESAPEAKE ENERGY CORPORATION IS ONE OF THE SIX LARGEST INDEPENDENT NATURAL GAS PRODUCERS IN THE U.S. HEADQUARTERED IN OKLAHOMA CITY, THE COMPANY'S OPERATIONS ARE FOCUSED ON EXPLORATORY AND DEVELOPMENTAL DRILLING AND PRODUCING PROPERTY ACQUISITIONS IN THE MID-CONTINENT REGION OF THE UNITED STATES.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            CHESAPEAKE ENERGY CORPORATION


                                        BY: /S/ AUBREY K. MCCLENDON
                                            -----------------------------------
                                                AUBREY K. MCCLENDON
                                              Chairman of the Board and
                                               Chief Executive Officer

Dated:        November 26, 2003

                                       3